SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2004

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Stonepath Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16105	65-0867684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Market Street, Suite 1515 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 979-8370

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1      Press release dated August 4, 2004

Item 9.  Regulation FD Disclosure.

     On August 4, 2004 Stonepath Group, Inc. (the “Company”) issued a press release announcing financial results for the three and six months ended June 30, 2004.

Item 12.  Results of Operations and Financial Condition.

     The press release announcing the Company’s financial results for the three and six months ended June 30, 2004 is attached hereto as Exhibit 99.1.

     The information in this report, being furnished pursuant to Item 9 and Item 12 of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEPATH GROUP, INC.

Date: August 5, 2004	By:	/s/ Dennis L. Pelino

Name: Dennis L. Pelino
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 4, 2004